UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2012

Commission File Number	Exact name of registrant as specified in its charter, Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.

333-124154	Stanadyne Holdings, Inc. 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	20-1398860

333-45823	Stanadyne Corporation 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	22-2940378

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 21, 2012, David P. Galuska, age 56, was appointed Chief Operating Officer (“COO”) of Stanadyne Corporation (“Stanadyne”). Mr. Galuska will be responsible for Stanadyne’s global operations in the United States, China, India and Italy. Since 2009, Mr. Galuska served as Senior Vice President, Module Centers and Operations for Pratt & Whitney, a division of United Technologies Corporation (“UTC”). Pratt & Whitney is a world leader in the design, manufacture and service of aircraft engines, space propulsion systems and industrial gas turbines. UTC is a diversified company providing high technology products and services to the global aerospace and commercial building industries. Previously, he served as Vice President, Operations for Hamilton Sundstrand from 2005 to 2009, as well as Vice President, Operations from 2004 to 2005 and Vice President, Precision Manufacturing from 2001 to 2004 for Sikorsky Aircraft, both divisions of UTC. Mr. Galuska began his tenure with UTC at Hamilton Standard (now known as Hamilton Sundstrand) where he held positions of increasing responsibility over a span of 22 years. Mr. Galuska has an M.B.A. from Western New England College and a B.A. in Marketing from the University of Connecticut.

Mr. Galuska is an at-will employee and does not have an employment agreement with Stanadyne. The written and unwritten arrangements under which Mr. Galuska is compensated include:

-	a base salary, reviewed each year by the Compensation Committee (the “Committee”) of the Board of Directors and the Chief Executive Officer;
-	a monthly allowance for transportation costs;
-	an annual allowance for financial planning, health and wellness activities;
-	eligibility for annual cash bonuses under Stanadyne’s Employee Incentive Plan based on the achievement of financial performance measures established annually by Stanadyne;
-	eligibility for Stanadyne paid term life insurance in an amount up to twice his annual salary;
-	eligibility for Stanadyne paid long term disability insurance coverage; and
-	a broad-based benefits package offered to all employees, including participation in health and welfare programs for medical, dental, life insurance and accidental death and disability.

In connection with Mr. Galuska’s appointment as COO, Stanadyne will seek approval from the Compensation Committee of Stanadyne Holdings, Inc. for a grant of stock options. Stanadyne anticipates that any stock options granted to Mr. Galuska will be under the terms of the Stanadyne Holdings, Inc. 2004 Equity Incentive Plan.

Mr. Galuska does not have any family relationships requiring disclosure under Item 401(d) of Regulation S-K nor does he have any interests requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Holdings, Inc.
(Registrant)

Date: September 26, 2012	/s/ Stephen S. Langin
Stephen S. Langin
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Corporation
(Registrant)

Date: September 26, 2012	/s/ Stephen S. Langin
Stephen S. Langin
Vice President and
Chief Financial Officer